UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2020

U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock, $.01 par value	USPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Executive Officers.

Effective May 29, 2020, the Compensation Committee of the Board of Directors of U.S. Physical Therapy, Inc. approved and adopted the following amended and restated incentive plans for the Senior Management which currently includes Mr. Christopher Reading, Chief Executive Officer, Mr. Lawrence McAfee, Chief Financial Officer (“Mr. McAfee”), Mr. Glenn McDowell, Chief Operating Officer – West and Mr. Graham Reeve, Chief Operating Officer – East, hereinafter referred to jointly as “Executives”.  The amended and restated incentive plans add Mr. McAfee as a participant.   As previously disclosed, Mr. McAfee has postponed his retirement. No changes were made to the terms of the incentive plans applicable to Messrs. Reading, McDowell or Reeve.

•	Amended and Restated Objective Long-Term Incentive Plan for Senior Management for 2020
•	Amended and Restated Discretionary Long-Term Incentive Plan for Senior Management for 2020
•	Amended and Restated Objective Cash/RSA Bonus Plan for Senior Management for 2020
•	Amended and Restated Discretionary Cash/RSA Bonus Plan for Senior Management for 2020

The above plans are included as Exhibits 99.1, 99.2, 99.3 and 99.4 to this report. Refer to the Current Report on Form 8-K filed on March 6, 2020 (“Form 8-K March 2020”) for a summary discussion of the incentive plans. The discussions set forth in the Form 8-K March 2020 are qualified in their entirety by reference to exhibits included in this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

Exhibits	Description of Exhibits
99.1*	U. S. Physical Therapy, Inc. Amended and Restated Objective Long-Term Incentive Plan for Senior Management for 2020, effective May 29, 2020.

99.2*	U. S. Physical Therapy, Inc. Amended and Restated Discretionary Long-Term Incentive Plan for Senior Management for 2020, effective May 29, 2020.

99.3*	U. S. Physical Therapy, Inc. Amended and Restated Objective Cash/RSA Bonus Plan for Senior Management for 2020, effective May 29, 2020.

99.4*	U. S. Physical Therapy, Inc. Amended and Restated Discretionary Cash/RSA Bonus Plan for Senior Management for 2020, effective May 29, 2020.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: June 1, 2020	By:	/s/ Christopher J. Reading
Christopher J. Reading
Chief Executive Officer
(duly authorized officer)